Exhibit 10.4

FIRST AMENDMENT TO ACQUISITION AND
CONSTRUCTION LOAN AGREEMENT

This FIRST AMENDMENT TO ACQUISITION AND CONSTRUCTION LOAN AGREEMENT (this “Amendment”), is made as of the 28th day of June 2004, by and between 830 WINTER STREET LLC, a Delaware limited liability company, having an address of c/o Praecis Pharmaceuticals Incorporated, 830 Winter Street, Waltham, Massachusetts 02451 (“Borrower”) and ANGLO IRISH BANK CORPORATION PLC, with an address at 84 State Street, Boston, Massachusetts 02109 (“Lender”).

W I T N E S S E T H:

Reference is hereby made to the following facts:

A.                                   Lender has made that certain Loan (the “Loan”) to the Borrower, which Loan is secured by certain real property and improvements located at 830 Winter Street in Waltham, Middlesex County, Massachusetts (the “Property”).  In connection therewith, the Borrower executed and delivered to the Lender (or caused to be executed and delivered to the Lender), among other things, the following (collectively, together with all other documents and instruments heretofore executed and delivered in connection with the Loan, and all amendments and modifications thereto, the “Existing Loan Documents”):

1.                                       That certain Acquisition and Construction Loan Agreement (the “Original Loan Agreement”), dated as of July 11, 2000, between the Borrower and the Lender;

2.                                       That certain Promissory Note (the “Original Note”), dated as of July 11, 2000, made by the Borrower, payable to the order of the Lender, in the original principal amount of $33,000,000.00;

3.                                       That certain Construction Mortgage and Security Agreement (the “Original Mortgage”), dated as of July 11, 2000, from the Borrower, as mortgagor, to the Lender, as mortgagee, filed with the Middlesex South Registry District of the Land Court (the “Land Court”) as Document No. 1144043;

4.                                       That certain Assignment of Leases and Rents (the “Original Assignment of Leases”), dated as of July 11, 2000, from the Borrower, as assignor, to the Lender, as assignee, filed with the Land Court as Document No. 1144044;

5.                                       That certain Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits (the “Original Collateral Assignment

of Contracts, Licenses and Permits”), dated as of July 11, 2000, made by the Borrower in favor of the Lender;

6.                                       That certain Guaranty of Costs and Completion (the “Costs and Completion Guaranty”) dated as of July 11, 2000, made by Praecis Pharmaceuticals Incorporated (the “Guarantor”) in favor of Lender;

7.                                       That certain Guaranty of Non-Recourse Exceptions (the “Original Non-Recourse Exceptions Guaranty”) dated as of July 11, 2000, made by Guarantor in favor of Lender;

8.                                       That certain Environmental Compliance and Indemnity Agreement (the “Original Environmental Indemnity”), dated as of July 11, 2000, made jointly and severally by the Borrower and the Guarantor in favor of the Lender;

9.                                       Those certain UCC-1 Financing Statements (collectively, the “Original UCC-1 Financing Statements”) filed with the Secretary of State of Massachusetts and with the Land Court as Document No. 11044045; and

10.                                 Certain other collateral security documents.

B.                                     Prior to the date hereof, Project Completion has been achieved, the Loan has been fully funded by the Lender to the Borrower and the Initial Term has been extended to July 30, 2004 in accordance with the terms of the Existing Loan Documents.

C.                                     Lender and Borrower have agreed to further extend the maturity date of the Loan and to modify and amend the Loan in certain respects.  In connection therewith the Borrower, the Lender and the Guarantor, as applicable, have agreed as follows: (i) to modify and amend the Original Loan Agreement, pursuant to this Amendment; (ii) to modify and amend the Original Note pursuant to that certain First Amendment to Note (the “First Note Amendment”), of even date herewith; (iii) to modify and amend the Original Mortgage pursuant to that certain First Amendment to Construction Mortgage and Security Agreement (the “First Mortgage Amendment”), of even date herewith; (iv) to modify and amend the Original Assignment of Leases, pursuant to that certain First Amendment to Assignment of Leases and Rents (the “First Assignment of Leases Amendment”), of even date herewith; (v) to modify, amend and reaffirm the Original Collateral Assignment of Contracts, Licenses and Permits pursuant to that certain First Amendment to Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits (the “First Collateral Assignment of Contracts, Licenses and Permits Amendment”), of even date herewith; (vi) to modify, amend and reaffirm the Original Non-Recourse Exceptions Guaranty, pursuant to that certain First Amendment to and Reaffirmation of Guaranty of Non-Recourse Exceptions (the “First Non-Recourse Exceptions Guaranty Amendment”), of even date herewith; (vii) to modify, amend and reaffirm the Original Environmental Indemnity, pursuant to that certain First Amendment to and Reaffirmation of Environmental Compliance and Indemnity Agreement (the “First

Environmental Indemnity Amendment”), of even date herewith; (viii) to modify the Original UCC-1 Financing Statements pursuant to UCC-3 Financing Statements and to file a new UCC-1 Financing Statement with the Secretary of the State of Delaware (collectively, the “Financing Statement Amendments”) of even date herewith.  This Amendment, the First Loan Agreement Amendment, the First Mortgage Amendment, the First Assignment of Leases Amendment, the First Collateral Assignment of Contracts, Licenses and Permits Amendment, the First Non-Recourse Exceptions Guaranty Amendment, the First Environmental Indemnity Amendment, the Financing Statement Amendments, together with all other documents and instruments being executed concurrently herewith, are referred to herein collectively as the “Amendment Documents.”

D.                                    The Original Loan Agreement, as modified and amended by this Amendment, is hereinafter referred to as the “Loan Agreement.”  All capitalized words and phrases used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the Borrower, the Guarantors, and the Lender hereby agree as follows:

1.                                       Agreement to Make Advances.  Notwithstanding anything to the contrary contained in the Original Loan Agreement, including, without limitation, the provisions of Section 2 thereof, the Borrower hereby acknowledges and agrees that Project Completion has been achieved and that the Lender has no further obligation to make any further Advances with respect to the Loan.

2.                                       Note Term and Extension Terms. Section 4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“4.                                 The Note; Term and Extension Term.

The obligation of the Borrower to pay the Loan Amount plus accrued interest thereon, shall be evidenced by the Note and payable in accordance therewith.  In the event the Note is lost, destroyed or mutilated at any time prior to payment in full of the indebtedness evidenced thereby, the Borrower shall execute a new note substantially in the form of the Note.

The Note provides for a new term (the “New Term”) commencing on the date hereof and ending on July 30, 2009, or such earlier date, if any, to which the scheduled maturity date is accelerated under the terms of the Note or such later date, if any, to which the scheduled maturity date is extended as set forth below (the “Maturity Date”).  The New Term is subject to two (2), one-year extension rights upon satisfaction of the conditions set forth below with respect to each such extension option and subject, in all events, to the rights of acceleration in the Note:

(a)                                  Borrower and Guarantor shall have delivered to Lender a “date-down” certificate certifying to Lender’s satisfaction that all the representations and warranties contained herein or in any of the other Loan Documents are true and complete in all material respects as of the date of the request for the extension and the date of commencement of the extension period (subject, with respect to any representation that relates expressly to an earlier date, any update thereof acceptable to Lender having the effect of making such representation then currently accurate);

(b)                                 No Default or Event of Default shall exist;

(c)                                  Borrower shall have given Lender written notice of Borrower’s request to exercise its extension right at least thirty (30) days, but no more than one hundred twenty (120) days, before the Maturity Date (or, in the case of a second one-year extension, the Maturity Date, as previously extended);

(d)                                 Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, the provisions set forth in Section 11.10 hereof, (i) the then outstanding principal balance of the Loan shall not exceed 55% of the Appraised Value; it being acknowledged and agreed that Lender shall have the right to require Borrower, at Borrower’s sole cost and expense, to obtain an updated Appraisal, satisfactory to Lender in all respects; and (ii) the Debt Service Coverage Ratio shall equal or exceed 135%; it being acknowledged and agreed that, for purposes of calculating the Debt Service Coverage Ratio for the twelve (12) month period prior to any extension, the term “Debt Service Charges” shall mean the sum of:  (i) all regularly scheduled payments, charges, fees and expenses payable by the Borrower based on an interest rate equal to the greater of (A) 6.5% or (B) the Cost of Funds Rate (as defined in the Note); provided, however, in determining the Cost of Funds Rate for purposes of this Section 4(d) only, the maturity period shall be five (5) years, (ii) all fees and charges payable by Borrower hereunder and under the Loan Documents, (iii) all regularly scheduled payments, charges, fees and expenses payable by the Borrower with respect to all other Indebtedness of the Borrower, and (iv) the costs and expenses payable by the Borrower with respect to all credit enhancements, if any, relating to the Loan;

(e)                                  All of the conditions set forth in §7 of this Agreement, to the extent applicable, shall continue to be satisfied;

(f)                                    Borrower shall have paid, for each such extension, an extension fee equal to 1/8% of the outstanding principal amount of the Loan as of the date of the proposed extension, plus reimbursed Lender for all third-party fees and expenses incurred by Lender (including reasonable attorney fees and costs) in connection with such extension;

(g)                                 At the election of Lender, Borrower shall have provided evidence to Lender that Borrower has placed into effect for the extension period an interest rate protection arrangement satisfactory to Lender;

(h)                                 the Key Lease shall be amended pursuant to an amendment satisfactory to Lender in all material respects, providing for a Base Rent (as defined in the Key Lease) equal to the then Fair Market Value (as defined below);

(i)                                     Without limiting clause (b) above, no breach of any covenants imposed upon Borrower or Guarantor shall exist, including, without limitation, the Guarantor Financial Covenants set forth in Section 11.12 of this Agreement;

(j)                                     Without limiting clause (i) above, EBITDA (as defined below) for the fiscal year then ending on December 31, 2008, shall be not less than $7,500,000.00 and EBITDA for the fiscal year then ending on December 31, 2009, as estimated by Borrower, based upon EBITDA for the first (1st) fiscal quarter of fiscal year 2009, to Lender’s reasonable satisfaction, shall be not less than $10,000,000.00; and

(k)                                  Within fifteen (15) days of any request therefor, Borrower and Guarantor shall have executed and delivered to Lender such agreements and documents as Lender may reasonably require incident to the extension.”

3.                                       Additional Arrangement Fee. The Borrower agrees to pay to the Lender on the date of this Amendment a non-refundable additional arrangement fee in the amount of $250,000.00.

4.                                       Project Approvals.  Notwithstanding anything to the contrary contained in the Original Loan Agreement, including, without limitation, Section 9.21 and Schedule 3 of the Original Loan Agreement, Borrower hereby represents and warrants that it has obtained all Project Approvals and that all Project Approvals have been validly issued and are in full force and effect.

5.                                       Borrower Financial Covenants.  Section 11.10 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“11.10  Borrower Financial Covenants.

(a)                                  Loan to Value.  The Borrower covenants and agrees that, so long as the Loan is outstanding, the Borrower will not permit the outstanding principal amount of the Loan to exceed 65% of the Appraised Value of the Project.  Compliance with the foregoing shall be tested commencing on July 30, 2004, and thereafter on a annual basis; provided that Borrower shall not be in breach of this covenant unless Lender has given Borrower notice of such deficiency and Borrower has failed within thirty (30) days thereafter to pay down the principal of the Loan to a sufficient extent so as to eliminate any deficiency, together with payment of any applicable prepayment or the like charges.

(b)                                 Debt Service Coverage Ratio.  The Borrower covenants and agrees that, with respect to the twelve (12) month period ending on December 31, 2004 and each ensuing twelve (12) month period thereafter, the Borrower’s Net Operating Income shall be not less than 130% of Borrower’s Debt Service Charges (“Debt Service Coverage Ratio”).  Compliance with the foregoing shall be tested quarterly on each of January 1, April 1, July 1 and October 1 in each calendar year.  If, based on its review of the Borrower’s most recent financial statement and such other factors as the Lender reasonably deems appropriate, the Lender determines that Borrower does not meet the Debt Service Coverage Ratio requirement, then, within thirty (30) days after notice thereof from the Lender, the Borrower shall have the right to cure such deficiency by paying down the outstanding principal balance of the Loan so as to comply with this requirement.”

6.                                       Financial Covenants of Guarantor.  The following Section 11.12 hereby is added to the end of Article 11 of the Loan Agreement:

“11.12 Guarantor Financial Covenants.  Borrower covenants and agrees that, for so long as the Loan or any portion thereof remains unpaid:

(a)                                  Net Worth. Guarantor shall at all times maintain a Net Worth (as defined below) of not less than $75,000,000.00.  Compliance with the foregoing shall be tested commencing on December 31, 2006 and thereafter on an annual basis.

(b)                                 Liquid Assets. Guarantor shall at all times maintain liquid assets which are totally unencumbered (whether in favor of Lender or anyone else) and as to which there are no restrictions upon use thereof imposed by any agreement to which Guarantor or any of its property may be bound, of not less than $25,000,000.00 (consisting of Cash or Cash Equivalents (as defined below) or obligations of, or guaranteed (or quasi-guaranteed) by, the United States of America, having a maturity of not more than one (1) year). Compliance with the foregoing shall be tested quarterly on each of January 1, April 1, July 1 and October 1 in each calendar year.

(c)                                  Minimum EBITDA.  Guarantor shall not permit EBITDA to be less than the following amounts for the following fiscal periods:

Period	Amount

For the fiscal year then ending on December 31, 2006	$1,000,000

For the fiscal year then ending on December 31, 2007	$5,000,000

For the fiscal year then ending on December 31, 2008	$7,500,000

For the fiscal year then ending on December 31, 2009	$10,000,000

(d)                                 Guarantor Certificate of Compliance.  Borrower shall deliver to Lender a copy of the Guarantor’s 10-K financial report (the “10-K”) within five (5) business days of filing the same with the SEC (as defined below) and separate certificate, duly certified as true, correct and complete by an authorized officer of Guarantor showing a calculation of Guarantor’s EBITDA for the fiscal year then ended (the “EBITDA Certificate”).  In the event that (i) no 10-K is filed with the SEC within 90 days after the end of Guarantor’s fiscal year or (ii) the Guarantor at any time ceases to be registered with or otherwise subject to the SEC’s 10-K reporting requirements, Guarantor shall provide an Accountant’s Annual Financial Statement (as defined below) to Lender no later than one hundred twenty (120) days after the end of each fiscal year and the EBITDA Certificate.”

Lender agrees that it shall not charge any additional fee in connection with any waiver by Lender solely of any of the covenants set forth in Sections 5 or 6 of this Amendment; it being expressly acknowledged and agreed that nothing contained herein shall be deemed to be a waiver by Lender of any of the covenants contained herein or require Lender to waive any of said covenants and that any waiver by Lender of any of the covenants contained herein shall not be deemed to be a waiver of said covenants, or to require Lender to waive any of said covenants, at any subsequent time.

7.                                       Notices.  The name “David Drumm” in the second notice address in Section 22 of the Loan Agreement is hereby deleted and replaced with the name “Owen O’Neill”.  The notice addresses for Borrower are hereby deleted in their entirety and replaced with the following:

830 Winter Street LLC

c/o PRAECIS PHARMACEUTICALS INCORPORATED

830 Winter Street

Waltham,  MA  02451

Attn:  Kevin F. McLaughlin

With a copy to:

Goodwin Procter LLP

Exchange Place

Boston,  MA  02109

Attn:  Michael H. Glazer, P.C.

8.                                       New Definitions.  The following definitions are hereby added, in the appropriate alphabetical order, to Schedule 1 of the Loan Agreement:

Accountant’s Annual Financial Statement means an original signed counterpart of the Guarantor’s annual financial statement, which statement shall have been prepared by, and bear the unqualified opinion of, the Guarantor’s independent certified public accountants, reasonably acceptable to the Lender, including, at a minimum (with comparative information for the then prior fiscal year) a balance sheet, income statement, statement of changes in Shareholders’ Equity and statement of cash flows.

Cash and Cash Equivalents means, collectively, the sum of (i) cash (ii) notes, bonds or other obligations of the United States of America or any agency thereof that as to principal and interest constitute direct obligations of or are guaranteed (or quasi-guaranteed) by the United States of America, (iii) certificates of deposit or other deposit instruments or accounts of banks or trust companies organized under the laws of the United States or any state thereof that have capital and surplus of at least $100,000,000, (iv) commercial paper that is rated not less than prime-one or A-1 or their equivalents by Moody’s Investors Service, Inc. or Standard & Poor’s Comstock, respectively, or their successors, (v) any repurchase agreement secured by any one or more of the foregoing, (vi) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital and surplus of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subclauses (ii) through (v), and (vii) time deposits maturing no more than 30 days from the date of creation thereof with commercial or savings banks and savings and loan associations each having membership in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder to the extent constituting Investments..

Fair Market Rental Value means the Base Rent under the Key Lease determined in accordance with this paragraph.  Borrower shall provide Lender with its quotation of the “Fair Market Rental Value” prior to, or together with a request for an extension of the Maturity Date.  If, Lender disagrees with Borrower’s quotation and the parties cannot agree upon the Fair Market Rental Value within thirty (30) days following the date Borrower delivered its quotation to Lender, then the Fair Market Value shall be submitted to appraisal as follows:  Within fifteen (15) days after the expiration date of such thirty (30) day period, Lender and Borrower shall each give notice to the other specifying the name and address of the appraiser each has selected.  Such appraisers shall have a period of thirty (30) days after the date on which Lender has named its appraiser to determine whether Borrower’s quotation of “Fair Market Rental Value” is consistent with market conditions and, if not, what the “Fair Market Rental Value” shall be.  If appraisers are unable to agree within such thirty (30) day period, they shall, not later than fifteen (15) days after the end of such thirty (30) day period, select a third appraiser by agreement between them.  The three (3) appraisers shall then have thirty (30) additional days after the selection of the third arbitrator to reach agreement, by majority vote, on the “Fair Market Rental Value”.  If the Borrower’s appraisers and the Lender’s appraisers fail to select such a third arbitrator, then at the election of either Borrower or Lender, the “Fair Market Rental Value” shall be determined by arbitration in accordance with the Real Estate Valuation Rules of the American Arbitration Association (“AAA”), which election may be exercised only by the electing party’s initiation of proceedings by filing a demand for arbitration in triplicate with the AAA and concurrently therewith giving notice to the other party stating that such arbitration proceedings have been commenced.  None of such appraisers shall be employees of Lender or Borrower or their affiliates or of each other and all such appraisers shall be experienced in the leasing, valuation and appraisal of commercial real estate in Waltham, Massachusetts.  Borrower shall pay the fees and expenses for all of the appraisers and for each party’s counsel.  Any decision of the appraisers shall be in writing and shall be final and conclusive on all parties.

Net Worth means, as at any date of determination, Stockholders’ Equity.

EBITDA means, for any period, an amount equal to net income of the Guarantor for such period, as determined in accordance with GAAP, plus the following to the extent deducted in computing such net income for such period:  (i) Interest Charges for such period, (ii) taxes on income for such period, (iii) depreciation for such period, and (iv) amortization for such period.

Interest Charges means, for any period, without duplication, all interest paid or required to be paid in cash on any particular indebtedness (including outstanding letters of credit) for which such calculations are being made all as determined in accordance with GAAP.

SEC means the United States Securities and Exchange Commission.

Stockholders’ Equity means the amount reported as “stockholders’ equity” on the Guarantor’s balance sheet and determined in accordance with GAAP.”

9.                                       GAAP.  The definition of the term “Generally accepted accounting principals” as set forth on Schedule 1 of the Loan Agreement is hereby amended to include the phrase “or GAAP” in the underlined text before the definition.

10.                                 Loan Amount.  The definition of the term “Loan Amount” as set forth on Schedule 1 of the Loan Agreement is hereby amended by deleting the amount of “Thirty Three Million” and replacing it with the amount of “$32,253,210.47”.

11.                                 Certain Other Definitions.  All references in the Loan Agreement to the Note shall be deemed to refer to the Original Note, as amended by the First Note Amendment; all references in the Loan Agreement to the Security Deed shall be deemed to refer to the Original Mortgage, as amended by the First Mortgage Amendment; all references in the Loan Agreement to the Assignment of Leases shall be deemed to refer to the Original Assignment of Leases, as amended by the First Assignment of Leases Amendment; all references in the Loan Agreement to the Indemnity Agreement shall be deemed to refer to the Original Environmental Indemnity, as amended and reaffirmed by the First Environmental Indemnity Amendment; all references in the Loan Agreement to the Guaranty shall be deemed to refer collectively, to the Guaranty of Costs and

Collection and the Original Non-Recourse Exception Guaranty, as amended and reaffirmed by the First Non-Recourse Exception Guaranty Amendment; All references in the Loan Agreement to the Assignment of Project Documents shall mean the Original Collateral Assignment of Contracts, Licenses and Permits as amended by the First Collateral Assignment of Contracts, Permits and Licenses Amendment; all references in the Loan Agreement to the Financing Statements shall mean the Original Financing Statements, as amended and supplemented by the Financing Statement Amendments; and all references in the Loan Agreement to the Loan Documents shall be deemed to refer to the Existing Loan Documents, as modified, amended and supplemented by the Amendment Documents.

12.                                 Representations and Warranties.  Borrower represents and warrants that (i) no act or omission has occurred or failed to occur which constitutes (or which with the passage of time or giving of notice (or both)) an Event of Default, and (ii) it has no claims, defenses, counterclaims or set-offs against Lender in connection with the Loan, nor any basis for any such claim, defense, counterclaim or set-off.  All of the warranties, representations and covenants of the Borrower contained in the Original Loan Agreement are hereby remade, reaffirmed and ratified as of the date hereof.  Except as expressly set forth herein, the Original Loan Agreement and all of the terms, conditions and provisions thereof, shall remain unaltered and unmodified and in full force and effect.

[Signatures on next page.]

IN WITNESS WHEREOF, each of the Lender and the Borrower have caused this Amendment to be executed as an instrument under seal, as of the date set forth above, by the duly authorized representatives thereof.

BORROWER:

830 WINTER STREET LLC,
a Delaware limited liability company

By:	PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation, its sole member

	By:	/s/ Kevin F. McLaughlin	(seal)
Name:
		Title:	Exec. V.P. and C.F.O.
Hereunto duly authorized

LENDER:

ANGLO IRISH BANK CORPORATION PLC

By:	/s/ Paul Doyle	(seal)
	Name:	Paul Doyle
	Title:	Vice President
Hereunto duly authorized

FIRST AMENDMENT AND ALLONGE TO PROMISSORY NOTE

This FIRST AMENDMENT AND ALLONGE TO PROMISSORY NOTE (this “Amendment”), is made as of the 28th day of June, 2004, by and between 830 WINTER STREET LLC, a Delaware limited liability company, having an address of c/o Praecis Pharmaceuticals Incorporated, 830 Winter Street, Waltham, Massachusetts 02451 (“Borrower”) and ANGLO IRISH BANK CORPORATION PLC, having an address at 84 State Street, Boston, Massachusetts 02109 (“Lender”).

W I T N E S S E T H:

Reference is hereby made to the following facts:

A.                                   Lender has made that certain Loan (the “Loan”) to the Borrower, which Loan is secured by certain real property and improvements located at 830 Winter Street in Waltham, Middlesex County, Massachusetts (the “Property”).  In connection therewith, the Borrower executed and delivered to the Lender (or caused to be executed and delivered to the Lender), among other things, the following (collectively, together with all other documents and instruments heretofore executed and delivered in connection with the Loan, and all amendments and modifications thereto, the “Existing Loan Documents”):

1.                                       That certain Acquisition and Construction Loan Agreement (the “Original Loan Agreement”), dated as of July 11, 2000, between the Borrower and the Lender;

2.                                       That certain Promissory Note (the “Original Note”), dated as of July 11, 2000, made by the Borrower, payable to the order of the Lender, in the original principal amount of $33,000,000.00;

3.                                       That certain Construction Mortgage and Security Agreement (the “Original Mortgage”), dated as of July 11, 2000, from the Borrower, as mortgagor, to the Lender, as mortgagee, filed with the Middlesex South Registry District of the Land Court (the “Land Court”) as Document No. 1144043;

4.                                       That certain Assignment of Leases and Rents (the “Original Assignment of Leases”), dated as of July 11, 2000, from the Borrower, as assignor, to the Lender, as assignee, filed with the Land Court as Document No. 1144044;

5.                                       That certain Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits (the “Original Collateral Assignment of Contracts, Licenses and Permits”), dated as of July 11, 2000, made by the Borrower in favor of the Lender;

6.                                       That certain Guaranty of Costs and Completion (the “Costs and Completion Guaranty”) dated as of July 11, 2000, made by Praecis Pharmaceuticals Incorporated (the “Guarantor”) in favor of Lender;

7.                                       That certain Guaranty of Non-Recourse Exceptions (the “Original Non-Recourse Exceptions Guaranty”) dated as of July 11, 2000, made by Guarantor in favor of Lender;

8.                                       That certain Environmental Compliance and Indemnity Agreement (the “Original Environmental Indemnity”), dated as of July 11, 2000, made jointly and severally by the Borrower and the Guarantor in favor of the Lender;

9.                                       Those certain UCC-1 Financing Statements (collectively, the “Original UCC-1 Financing Statements”) filed with the Secretary of State of Massachusetts and with the Land Court as Document No. 11044045; and

10.                                 Certain other collateral security documents.

B.                                     Prior to the date hereof, Project Completion has been achieved, the Loan has been fully funded by the Lender to the Borrower and the Initial Term has been extended to July 30, 2004 in accordance with the terms of the Existing Loan Documents.

C.                                     Lender and Borrower have agreed to further extend the maturity date of the Loan and to modify and amend the Loan in certain respects.  In connection therewith the Borrower, the Lender and the Guarantor, as applicable, have agreed as follows: (i) to modify and amend the Original Note pursuant to this Amendment; (ii) to modify and amend the Original Loan Agreement, pursuant to that certain First Amendment to Acquisition and Construction Loan Agreement (the “First Loan Agreement Amendment”), of even date herewith; (iii) to modify and amend the Original Mortgage pursuant to that certain First Amendment to Construction Mortgage and Security Agreement (the “First Mortgage Amendment”), of even date herewith; (iv) to modify and amend the Original Assignment of Leases, pursuant to that certain First Amendment to Assignment of Leases and Rents (the “First Assignment of Leases Amendment”), of even date herewith; (v) to modify, amend and reaffirm the Original Collateral Assignment of Contracts, Licenses and Permits pursuant to that certain First Amendment to Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits (the “First Collateral Assignment of Contracts, Licenses and Permits Amendment”), of even date herewith; (vi) to modify, amend and reaffirm the Original Non-Recourse Exceptions Guaranty, pursuant to that certain First Amendment to and Reaffirmation of Guaranty of Non-Recourse Exceptions (the “First Non-Recourse Exceptions Guaranty Amendment”), of even date herewith; (vii) to modify, amend and reaffirm the Original Environmental Indemnity, pursuant to that certain First Amendment to and Reaffirmation of Environmental Compliance and Indemnity Agreement (the “First Environmental Indemnity Amendment”), of even date herewith; (viii) to modify the Original UCC-1

2

Financing Statements pursuant to UCC-3 Financing Statements and to file a new UCC-1 Financing Statement with the Secretary of the State of Delaware (collectively, the “Financing Statement Amendments”) of even date herewith.  This Amendment, the First Loan Agreement Amendment, the First Mortgage Amendment, the First Assignment of Leases Amendment, the First Collateral Assignment of Contracts, Licenses and Permits Amendment, the First Non-Recourse Exceptions Guaranty Amendment, the First Environmental Indemnity Amendment, the Financing Statement Amendments, together with all other documents and instruments being executed concurrently herewith, are referred to herein collectively as the “Amendment Documents.”

D.                                    The Original Note, as modified and amended by this Amendment, is hereinafter referred to as the “Note.”  All capitalized words and phrases used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.                                       Current Principal Balance.  As of the date of this Amendment, the outstanding principal balance of the Loan is $32,253,210.47.  Notwithstanding any provision contained in the Loan Agreement to the contrary (including, without limitation, the provisions of Section 2 thereof), the Borrower hereby acknowledges and agrees that the Project Completion has been achieved and that the Lender has no further obligation to make any further Advances with respect to the Loan.

2.                                       Maturity Date.  The date of “July 30, 2003” set forth in the twelfth (12th) line of the first paragraph of the Note (as such date has been extended to July 30, 2004 by mutual agreement of the Lender and the Borrower pursuant to the terms of the Loan Agreement) is hereby deleted and replaced with the date “July 30, 2009.”  All references in the Original Note or in any other Loan Document to the “Maturity Date” shall mean July 30, 2009 or such earlier date, if any, to which the scheduled Maturity Date is accelerated, or such latter date, if any, to which the scheduled Maturity Date is extended, under the terms of the Loan Agreement; it being acknowledged and agreed that the New Term is subject to two (2) one-year extension rights upon the satisfaction of certain conditions set forth in Section 4 of the Loan Agreement.

3.                                       Interest Rate.  Section 3 of the Note hereby is deleted in its entirety and replaced with the following:

“Section 3.1.  Fixed Rate.  From and after the date hereof, through and until April 26, 2009, principal amounts outstanding under the Loan shall bear interest at 5.95% per annum.

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Section 3.2.  Eurodollar Rate.  From and after April 26, 2009, and during any extension period provided for in Section 4 of the Loan Agreement, principal amounts outstanding under the Loan shall bear interest at the Eurodollar Rate, subject to the conditions and limitations provided for in this Note.”

Section 3.3.  Selection To Be Made.  During any period in which the Eurodollar Rate or the Cost of Funds Rate (as defined below) is in effect, Borrower shall select, and thereafter may change the selection of, the applicable Interest Period, from the alternatives otherwise provided for in this Note, by giving Lender a Notice of Interest Period Selection:  (i) prior to the end of each Interest Period or (ii) on any Business Day on which Borrower desires to convert from the Eurodollar Rate to the Cost of Funds Rate or from the Cost of Funds Rate to the Eurodollar Rate.

Section 3.4.  Notice.  A “Notice of Interest Period Selection” shall be a written notice, given by cable, tested telex, telecopier (with authorized signature), or by telephone if immediately confirmed by such a written notice, from an Authorized Representative of Borrower which:  (i) is irrevocable; (ii) is received by Lender not later than 10:00 o’clock A.M. Eastern Time at least three (3) Business Days prior to the first day of the Interest Period to which such selection is to apply, and (iii) as to each selected interest period option, sets forth the aggregate principal amount(s) to which such interest period option(s) shall apply.

Section 3.5.  If No Notice.  If Borrower fails to select an Interest Period option in accordance with the foregoing prior to the last day of the applicable Interest Period all outstanding principal amounts shall be converted to an Interest Period of one (1) month.

Section 3.6.  Telephonic Notice.  Without any way limiting Borrower’s obligation to confirm in writing any telephonic notice, Lender may act without liability upon the basis of telephonic notice believed by Lender in good faith to be from Borrower prior to receipt of written confirmation.  In each case Borrower hereby waives the right to dispute Lender’s record of the terms of such telephonic Notice of Interest Period Selection.

Section 3.7.  Conversion to Cost of Funds Rate.  At any time and from time to time during any period in which the Eurodollar Rate or the Cost of Funds Rate is in effect, the parties may agree to convert the interest rate under this Note for the next succeeding Interest Period (an “Interest Rate Conversion”) (a) from the Eurodollar Rate to the Cost of Funds Rate or (b) from the Cost of Funds Rate to the Eurodollar Rate, as applicable.  After such Interest Rate Conversion, for the applicable Interest Period, the principal amount outstanding under the Loan shall bear interest at the Cost

4

of Funds Rate or the Eurodollar Rate, as applicable, subject to the conditions and limitations provided for in this Note.

5.                                       Payment of Interest and Principal.  The date “July 1, 2000” in the third (3rd) line of Section 4.1 is hereby deleted and replaced with the date “July 1, 2004”.

6.                                       Amortization.  Section 4.2 of the Note hereby is deleted in its entirety and replaced with the following:

“4.2                           Amortization Installment Payments of Principal.  Commencing on the date hereof, and thereafter throughout the term of the Loan, Borrower shall pay, on the first day of each month, a monthly principal installment on the Loan in accordance with that certain amortization schedule attached hereto as Schedule A and made a part hereof (the “Amortization Schedule”); provided, however, at any time during the term of the Loan, Lender shall have the right, as determined by Lender from time to time, to modify the Amortization Schedule, as necessary, in order to fully amortize the outstanding balance of the Loan over a period of twenty-five (25) years.”

7.                                       Amendment of and Additions to Certain Definitions Relating to Interest Rate.

(a)                                  The following definitions hereby are added to the end of Section 5 of the Note:

“5.14.                  Cost of Funds.  The term “Cost of Funds” means for each Interest Period applicable to a Cost of Funds Advance, the rate of interest as determined by the Lender to be then available to Lender in the Eurodollar Interest Rate Swap Market for U.S. Dollar deposits in amounts approximately equal to the applicable portion of the Loan, with maturity periods not longer than the number of days remaining in the lesser of (i) the applicable Interest Period, or (ii) the number of days remaining in the term of the Loan.

5.15                           Cost of Funds Advance.  The term “Cost of Funds Advance” means any principal outstanding under this Note which pursuant to this Note bears interest at the Cost of Funds Rate.

5.16                           Cost of Funds Rate.  The term “Cost of Funds Rate” means the per annum rate of interest equal to the then-applicable Cost of Funds plus two hundred (200) basis points.

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5.17                           Prime Rate Advance.  The term “Prime Rate Advance” means any principal outstanding under this Note which pursuant to this Note bears interest at the Prime Rate.”

(b)                                 Sections 5.12 and 5.13 of the Note hereby are deleted in their entirety.

(c)                                  Section 5.13 of the Note hereby is amended by deleting the name “Fleet National Bank” and replacing the same with the words “the Lender”.

8.                                       Amendment to Certain Additional Provisions Relating to Interest Rate Selection.  Section 6 of the Note hereby is amended as follows:

(a)                                  The term “Variable” in Section 6.1 hereby is deleted and replaced with the term “Prime”.

(b)                                 Clause (b) in Section 6.2 hereby is deleted in its entirety and replaced with the following:

“(b) all principal amounts outstanding under this Note shall bear interest at the Prime Rate.”

(c)                                  Sections 6.4 and 6.5 of the Note hereby are deleted in their entirety.

9.                                       Amendment to Certain Waivers, Consents and Agreements.  The following clause hereby is added to Section 8 of the Note immediately after the end of clause (e)(iii):  “and (iv) syndication and/or participation of the Loan;”

10.                                 Certain Other Definitions.  All references in the Note to the Loan Agreement shall be deemed to refer to the Original Loan Agreement, as amended by the First Amendment; all references in the Note to the Construction Mortgage and Security Agreement shall be deemed to refer to the Original Mortgage, as amended by the First Mortgage Amendment; all references in the Note to the Assignment of Leases and Rents shall be deemed to refer to the Original Assignment of Leases as amended by the First Assignment of Leases Amendment; and all references in the Note to the Loan Documents shall be deemed to refer to the Existing Loan Documents, as modified, amended and supplemented by the Amendment Documents.

11.                                 Reaffirmation.  Except as expressly set forth herein, the Original Note and all of the terms, conditions and provisions thereof, shall remain unaltered and unmodified and in full force and effect.  All of the warranties, representations and covenants of the Borrower contained in the Original Note are hereby remade, reaffirmed and ratified as of the date hereof.

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IN WITNESS WHEREOF, each of the Borrower and the Lender have caused this Amendment to be executed as an instrument under seal, as of the date set forth above, by the duly authorized representatives thereof.

BORROWER:

830 WINTER STREET LLC,
a Delaware limited liability company

By:	Praecis Pharmaceuticals Incorporated, a Delaware corporation, its sole member

	By:	/s/ Kevin F. McLaughlin	(seal)
Name:
		Title:	Exec. V.P. and C.F.O.
Hereunto duly authorized

7

LENDER:

ANGLO IRISH BANK CORPORATION PLC

By:	/s/ Paul Doyle		(seal)
	Name:	Paul Doyle
	Title:	Vice President
Hereunto duly authorized

8

FIRST AMENDMENT TO CONSTRUCTION MORTGAGE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO CONSTRUCTION MORTGAGE AND SECURITY AGREEMENT (this “Amendment”), is made as of the 28th day of June, 2004, by and between 830 WINTER STREET LLC, a Delaware limited liability company, having an address of c/o Praecis Pharmaceuticals Incorporated, 830 Winter Street, Waltham, Massachusetts 02451 (“Borrower”) and ANGLO IRISH BANK CORPORATION PLC, having an address at 84 State Street, Boston, Massachusetts  02109 (the “Lender”).

W I T N E S S E T H:

Reference is hereby made to the following facts:

A.                                   Lender has made that certain Loan (the “Loan”) to the Borrower, which Loan is secured by certain real property and improvements located at 830 Winter Street in Waltham, Middlesex County, Massachusetts (the “Property”).  In connection therewith, the Borrower executed and delivered to the Lender (or caused to be executed and delivered to the Lender), among other things, the following (collectively, together with all other documents and instruments heretofore executed and delivered in connection with the Loan, and all amendments and modifications thereto, the “Existing Loan Documents”):

1.                                       That certain Acquisition and Construction Loan Agreement (the “Original Loan Agreement”), dated as of July 11, 2000, between the Borrower and the Lender;

2.                                       That certain Promissory Note (the “Original Note”), dated as of July 11, 2000, made by the Borrower, payable to the order of the Lender, in the original principal amount of $33,000,000.00;

3.                                       That certain Construction Mortgage and Security Agreement (the “Original Mortgage”), dated as of July 11, 2000, from the Borrower, as mortgagor, to the Lender, as mortgagee, filed with the Middlesex South Registry District of the Land Court (the “Land Court”) as Document No. 1144043;

4.                                       That certain Assignment of Leases and Rents (the “Original Assignment of Leases”), dated as of July 11, 2000, from the Borrower, as assignor, to the Lender, as assignee, filed with the Land Court as Document No. 1144044;

5.                                       That certain Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits (the “Original Collateral Assignment

of Contracts, Licenses and Permits”), dated as of July 11, 2000, made by the Borrower in favor of the Lender;

6.                                       That certain Guaranty of Costs and Completion (the “Costs and Completion Guaranty”) dated as of July 11, 2000, made by Praecis Pharmaceuticals Incorporated (the “Guarantor”) in favor of Lender;

7.                                       That certain Guaranty of Non-Recourse Exceptions (the “Original Non-Recourse Exceptions Guaranty”) dated as of July 11, 2000, made by Guarantor in favor of Lender;

8.                                       That certain Environmental Compliance and Indemnity Agreement (the “Original Environmental Indemnity”), dated as of July 11, 2000, made jointly and severally by the Borrower and the Guarantor in favor of the Lender;

9.                                       Those certain UCC-1 Financing Statements (collectively, the “Original UCC-1 Financing Statements”) filed with the Secretary of State of Massachusetts and with the Land Court as Document No. 11044045; and

10.                                 Certain other collateral security documents.

B.                                     Prior to the date hereof, Project Completion has been achieved, the Loan has been fully funded by the Lender to the Borrower and the Initial Term has been extended to July 30, 2004 in accordance with the terms of the Existing Loan Documents.

C.                                     Lender and Borrower have agreed to further extend the maturity date of the Loan and to modify and amend the Loan in certain respects.  In connection therewith the Borrower, the Lender and the Guarantor, as applicable, have agreed as follows: (i) to modify and amend the Original Mortgage pursuant to this Amendment; (ii) to modify and amend the Original Loan Agreement, pursuant to that certain First Amendment to Acquisition and Construction Loan Agreement (the “First Loan Agreement Amendment”), of even date herewith; (iii) to modify and amend the Original Note pursuant to that certain First Amendment and Allonge to Promissory Note (the “First Note Amendment”), of even date herewith; (iv) to modify and amend the Original Assignment of Leases, pursuant to that certain First Amendment to Assignment of Leases and Rents (the “First Assignment of Leases Amendment”), of even date herewith; (v) to modify, amend and reaffirm the Original Collateral Assignment of Contracts, Licenses and Permits pursuant to that certain First Amendment to Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits (the “First Collateral Assignment of Contracts, Licenses and Permits Amendment”), of even date herewith; (vi) to modify, amend and reaffirm the Original Non-Recourse Exceptions Guaranty, pursuant to that certain First Amendment to and Reaffirmation of Guaranty of Non-Recourse Exceptions (the “First Non-Recourse Exceptions Guaranty Amendment”), of even date herewith; (vii) to modify, amend and reaffirm the Original Environmental Indemnity, pursuant to that certain First Amendment to and Reaffirmation of Environmental

2

Compliance and Indemnity Agreement (the “First Environmental Indemnity Amendment”), of even date herewith; (viii) to modify the Original UCC-1 Financing Statements pursuant to UCC-3 Financing Statements and to file a new UCC-1 Financing Statement with the Secretary of the State of Delaware (collectively, the “Financing Statement Amendments”) of even date herewith.  This Amendment, the First Loan Agreement Amendment, the First Note Amendment, the First Assignment of Leases Amendment, the First Collateral Assignment of Contracts, Licenses and Permits Amendment, the First Non-Recourse Exceptions Guaranty Amendment, the First Environmental Indemnity Amendment, the Financing Statement Amendments, together with all other documents and instruments being executed concurrently herewith, are referred to herein collectively as the “Amendment Documents.”

D.                                    The Original Mortgage, as modified and amended by this Amendment, is hereinafter referred to as the “Mortgage.”  All capitalized words and phrases used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.                                       All references in the Mortgage to the Note shall be deemed to refer to the Original Note, as amended by the First Note Amendment; and all references in the Mortgage to the Loan Agreement shall be deemed to refer to the Original Loan Agreement, as amended by the First Loan Agreement Amendment; all references in the Mortgage to the Assignment of Leases shall be deemed to refer to the Original Assignment of Leases, as amended by the First Assignment of Leases Amendment; and all references in the Mortgage to the Loan Documents shall be deemed to refer to the Existing Loan Documents, as modified, amended and supplemented by the Amendment Documents.

2.                                       The term “THIRTY-THREE MILLION DOLLARS ($33,000,000.00)” set forth in Paragraph A on page 3 of the Original Mortgage is hereby deleted and replaced with the term “THIRTY-TWO MILLION, TWO HUNDRED FIFTY THREE THOUSAND, TWO HUNDRED TEN DOLLARS and 47/100 ($32,253,210.47)”.

3.                                       All of the warranties, representations and covenants of the Borrower contained in the Original Mortgage are hereby remade, reaffirmed and ratified as of the date hereof.

4.                                       Except as expressly set forth herein, the Original Mortgage and all of the terms, conditions and provisions thereof, shall remain unaltered and unmodified and in full force and effect.

[Signatures on next page.]

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IN WITNESS WHEREOF, of the Borrower and Lender have caused this Amendment to be executed as an instrument under seal, as of the date set forth above, by the duly authorized representatives thereof.

BORROWER:

830 WINTER STREET LLC,
a Delaware limited liability company

By:	Praecis Pharmaceuticals Incorporated, a Delaware corporation, its sole member

By:	/s/ Kevin F. McLaughlin
Name:
	Title:	Exec. V.P. and C.F.O.
Hereunto duly authorized

4

LENDER:

ANGLO IRISH BANK CORPORATION PLC

By:	/s/ Paul Doyle		(seal)
	Name:	Paul Doyle
	Title:	Vice President
Hereunto duly authorized

By:	/s/ Owen O’Neill		(seal)
	Name:	Owen O’Neill
	Title:	President
Hereunto duly authorized

5

STATE OF MASSACHUSETTS	)
) SS.
COUNTY OF MIDDLESEX	)

, 2004

Then personally appeared before me the above-named Kevin F. McLaughlin, the EVP and CFO of Praecis Pharmaceuticals Incorporated, the sole member of 830 Winter Street LLC (the Borrower described above), on its behalf, and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of the such corporation in its capacity as such sole member.

/s/ Lena M. Bergfors
[AFFIX NOTARIAL SEAL]
Notary Public
My Commission expires: 3/31/06

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COMMONWEALTH OF MASSACHUSETTS	)
) SS.
COUNTY OF SUFFOLK	)

June 28, 2004

Then personally appeared the above named Paul Doyle, the Vice President of Anglo Irish Bank Corporation PLC, who swore to me that he executed the same in his capacity as Vice President of Anglo Irish Bank Corporation PLC, as the free act and deed of Anglo Irish Bank Corporation PLC on its behalf, before me,

/s/ [illegible signature]
[AFFIX NOTARIAL SEAL]
Notary Public
My Commission expires: 10/25/07

COMMONWEALTH OF MASSACHUSETTS	)
) SS.
COUNTY OF SUFFOLK	)

June 28, 2004

Then personally appeared the above named Owen O’Neill, the President of Anglo Irish Bank Corporation PLC, who swore to me that he executed the same in his capacity as President of Anglo Irish Bank Corporation PLC, as the free act and deed of Anglo Irish Bank Corporation PLC on its behalf, before me,

/s/ [illegible signature]
[AFFIX NOTARIAL SEAL]
Notary Public
My Commission expires: 10/25/07

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FIRST AMENDMENT TO COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT IN RESPECT OF CONTRACTS, LICENSES, AND PERMITS

THIS FIRST AMENDMENT TO COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT IN RESPECT OF CONTRACTS, LICENSES, AND PERMITS (this “Amendment”), is made as of the 28th day of June, 2004, by and between 830 WINTER STREET LLC, a Delaware limited liability company, having an address of c/o Praecis Pharmaceuticals Incorporated, 830 Winter Street, Waltham, Massachusetts 02451 (“Borrower”) and ANGLO IRISH BANK CORPORATION PLC, having an address at 84 State Street, Boston, Massachusetts  02109 (the “Lender”).

W I T N E S S E T H:

Reference is hereby made to the following facts:

A.                                   Lender has made that certain Loan (the “Loan”) to the Borrower, which Loan is secured by certain real property and improvements located at 830 Winter Street in Waltham, Middlesex County, Massachusetts (the “Property”).  In connection therewith, the Borrower executed and delivered to the Lender (or caused to be executed and delivered to the Lender), among other things, the following (collectively, together with all other documents and instruments heretofore executed and delivered in connection with the Loan, and all amendments and modifications thereto, the “Existing Loan Documents”):

1.                                       That certain Acquisition and Construction Loan Agreement (the “Original Loan Agreement”), dated as of July 11, 2000, between the Borrower and the Lender;

2.                                       That certain Promissory Note (the “Original Note”), dated as of July 11, 2000, made by the Borrower, payable to the order of the Lender, in the original principal amount of $33,000,000.00;

3.                                       That certain Construction Mortgage and Security Agreement (the “Original Mortgage”), dated as of July 11, 2000, from the Borrower, as mortgagor, to the Lender, as mortgagee, filed with the Middlesex South Registry District of the Land Court (the “Land Court”) as Document No. 1144043;

4.                                       That certain Assignment of Leases and Rents (the “Original Assignment of Leases”), dated as of July 11, 2000, from the Borrower, as assignor, to the Lender, as assignee, filed with the Land Court as Document No. 1144044;

5.                                       That certain Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits (the “Original Collateral Assignment

of Contracts, Licenses and Permits”), dated as of July 11, 2000, made by the Borrower in favor of the Lender;

6.                                       That certain Guaranty of Costs and Completion (the “Costs and Completion Guaranty”) dated as of July 11, 2000, made by Praecis Pharmaceuticals Incorporated (the “Guarantor”) in favor of Lender;

7.                                       That certain Guaranty of Non-Recourse Exceptions (the “Original Non-Recourse Exceptions Guaranty”) dated as of July 11, 2000, made by Guarantor in favor of Lender;

8.                                       That certain Environmental Compliance and Indemnity Agreement (the “Original Environmental Indemnity”), dated as of July 11, 2000, made jointly and severally by the Borrower and the Guarantor in favor of the Lender;

9.                                       Those certain UCC-1 Financing Statements (collectively, the “Original UCC-1 Financing Statements”) filed with the Secretary of State of Massachusetts and with the Land Court as Document No. 11044045; and

10.                                 Certain other collateral security documents.

B.                                     Prior to the date hereof, Project Completion has been achieved, the Loan has been fully funded by the Lender to the Borrower and the Initial Term has been extended to July 30, 2004 in accordance with the terms of the Existing Loan Documents.

C.                                     Lender and Borrower have agreed to further extend the maturity date of the Loan and to modify and amend the Loan in certain respects.  In connection therewith the Borrower, the Lender and the Guarantor, as applicable, have agreed as follows: (i) to modify and amend the Original Collateral Assignment of Contracts, Licenses and Permits pursuant to this Amendment; (ii) to modify and amend the Original Loan Agreement, pursuant to that certain First Amendment to Acquisition and Construction Loan Agreement (the “First Loan Agreement Amendment”), of even date herewith; (iii) to modify and amend the Original Note pursuant to that certain First Amendment and Allonge to Promissory Note (the “First Note Amendment”), of even date herewith; (iv) to modify and amend the Original Assignment of Leases, pursuant to that certain First Amendment to Assignment of Leases and Rents (the “First Assignment of Leases Amendment”), of even date herewith; (v) to modify, amend and reaffirm the Original Mortgage pursuant to that certain First Amendment to Construction Mortgage and Security Agreement (the “First Mortgage Amendment”), of even date herewith; (vi) to modify, amend and reaffirm the Original Non-Recourse Exceptions Guaranty, pursuant to that certain First Amendment to and Reaffirmation of Guaranty of Non-Recourse Exceptions (the “First Non-Recourse Exceptions Guaranty Amendment”), of even date herewith; (vii) to modify, amend and reaffirm the Original Environmental Indemnity, pursuant to that certain First Amendment to and Reaffirmation of Environmental Compliance and Indemnity Agreement (the “First Environmental Indemnity

2

Amendment”), of even date herewith; (viii) to modify the Original UCC-1 Financing Statements pursuant to UCC-3 Financing Statements and to file a new UCC-1 Financing Statement with the Secretary of the State of Delaware (collectively, the “Financing Statement Amendments”) of even date herewith.  This Amendment, the First Loan Agreement Amendment, the First Note Amendment, the First Assignment of Leases Amendment, the First Mortgage Amendment, the First Non-Recourse Exceptions Guaranty Amendment, the First Environmental Indemnity Amendment, the Financing Statement Amendments, together with all other documents and instruments being executed concurrently herewith, are referred to herein collectively as the “Amendment Documents.”

D.                                    The Original Collateral Assignment of Contracts, Permits and Licenses, as modified and amended by this Amendment, is hereinafter referred to as the “Assignment of Contracts.”  All capitalized words and phrases used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.                                       All references in the Assignment of Contracts to the Note shall be deemed to refer to the Original Note, as amended by the First Note Amendment; and all references in the Assignment of Contracts to the Loan Agreement shall be deemed to refer to the Original Loan Agreement, as amended by the First Loan Agreement Amendment; all references in the Assignment of Contracts to the Security Deed shall be deemed to refer to the Original Mortgage, as amended by the First Mortgage Amendment, all references in the Assignment of Contracts to the Assignment of Leases shall be deemed to refer to the Original Assignment of Leases, as amended by the First Assignment of Leases Amendment; and all references in the Assignment of Contracts to the Loan Documents shall be deemed to refer to the Existing Loan Documents, as modified, amended and supplemented by the Amendment Documents.

2.                                       Exhibit B is hereby deleted and replaced with the Exhibit B attached hereto and made a part hereof.

3.                                       All of the warranties, representations and covenants of the Borrower contained in the Original Mortgage are hereby remade, reaffirmed and ratified as of the date hereof.

4.                                       Except as expressly set forth herein, the Original Mortgage and all of the terms, conditions and provisions thereof, shall remain unaltered and unmodified and in full force and effect.

[Signatures on next page.]

3

IN WITNESS WHEREOF, of the Borrower and Lender have caused this Amendment to be executed as an instrument under seal, as of the date set forth above, by the duly authorized representatives thereof.

BORROWER:

830 WINTER STREET LLC,
a Delaware limited liability company

By:	Praecis Pharmaceuticals Incorporated, a Delaware corporation, its sole member

By:	/s/ Kevin F. McLaughlin
Name:
Title:	Exec. V.P. and C.F.O.
Hereunto duly authorized

4

LENDER:

ANGLO IRISH BANK CORPORATION PLC

By:	/s/ Paul Doyle	(seal)
	Name:	Paul Doyle
	Title:	Vice President
Hereunto duly authorized

5

EXHIBIT B

Assigned Contracts and Permits

FIRST AMENDMENT TO ASSIGNMENT OF LEASES AND PROFITS

THIS FIRST AMENDMENT TO FIRST AMENDMENT TO ASSIGNMENT OF LEASES AND PROFITS (this “Amendment”), is made as of the 28th day June, 2004, by and between 830 WINTER STREET LLC, a Delaware limited liability company, having an address of c/o Praecis Pharmaceuticals Incorporated, 830 Winter Street, Waltham, Massachusetts 02451 (“Borrower”) and ANGLO IRISH BANK CORPORATION PLC, with an address at 84 State Street, Boston, Massachusetts 02109 (“Lender”).

W I T N E S S E T H:

Reference is hereby made to the following facts:

A.                                   Lender has made that certain Loan (the “Loan”) to the Borrower, which Loan is secured by certain real property and improvements located at 830 Winter Street in Waltham, Middlesex County, Massachusetts (the “Property”).  In connection therewith, the Borrower executed and delivered to the Lender (or caused to be executed and delivered to the Lender), among other things, the following (collectively, together with all other documents and instruments heretofore executed and delivered in connection with the Loan, and all amendments and modifications thereto, the “Existing Loan Documents”):

1.                                       That certain Acquisition and Construction Loan Agreement (the “Original Loan Agreement”), dated as of July 11, 2000, between the Borrower and the Lender;

2.                                       That certain Promissory Note (the “Original Note”), dated as of July 11, 2000, made by the Borrower, payable to the order of the Lender, in the original principal amount of $33,000,000.00;

3.                                       That certain Construction Mortgage and Security Agreement (the “Original Mortgage”), dated as of July 11, 2000, from the Borrower, as mortgagor, to the Lender, as mortgagee, filed with the Middlesex South Registry District of the Land Court (the “Land Court”) as Document No. 1144043;

4.                                       That certain Assignment of Leases and Rents (the “Original Assignment of Leases”), dated as of July 11, 2000, from the Borrower, as assignor, to the Lender, as assignee, filed with the Land Court as Document No. 1144044;

5.                                       That certain Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits (the “Original Collateral Assignment

of Contracts, Licenses and Permits”), dated as of July 11, 2000, made by the Borrower in favor of the Lender;

6.                                       That certain Guaranty of Costs and Completion (the “Costs and Completion Guaranty”) dated as of July 11, 2000, made by Praecis Pharmaceuticals Incorporated (the “Guarantor”) in favor of Lender;

7.                                       That certain Guaranty of Non-Recourse Exceptions (the “Original Non-Recourse Exceptions Guaranty”) dated as of July 11, 2000, made by Guarantor in favor of Lender;

8.                                       That certain Environmental Compliance and Indemnity Agreement (the “Original Environmental Indemnity”), dated as of July 11, 2000, made jointly and severally by the Borrower and the Guarantor in favor of the Lender;

9.                                       Those certain UCC-1 Financing Statements (collectively, the “Original UCC-1 Financing Statements”) filed with the Secretary of State of Massachusetts and with the Land Court as Document No. 11044045; and

10.                                 Certain other collateral security documents.

B.                                     Prior to the date hereof, Project Completion has been achieved, the Loan has been fully funded by the Lender to the Borrower and the Initial Term has been extended to July 30, 2004 in accordance with the terms of the Existing Loan Documents.

C.                                     Lender and Borrower have agreed to further extend the maturity date of the Loan and to modify and amend the Loan in certain respects.  In connection therewith the Borrower, the Lender and the Guarantor, as applicable, have agreed as follows: (i) to modify and amend the Original Assignment of Leases pursuant to this Amendment; (ii) to modify and amend the Original Loan Agreement, pursuant to that certain First Amendment to Acquisition and Construction Loan Agreement (the “First Loan Agreement Amendment”), of even date herewith; (iii) to modify and amend the Original Mortgage pursuant to that certain First Amendment to Construction Mortgage and Security Agreement (the “First Mortgage Amendment”), of even date herewith; (iv) to modify and amend the Original Note, pursuant to that certain First Amendment and Allonge to Note  (the “First Note Amendment”), of even date herewith; (v) to modify, amend and reaffirm the Original Collateral Assignment of Contracts, Licenses and Permits pursuant to that certain First Amendment to Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits (the “First Collateral Assignment of Contracts, Licenses and Permits Amendment”), of even date herewith; (vi) to modify, amend and reaffirm the Original Non-Recourse Exceptions Guaranty, pursuant to that certain First Amendment to and Reaffirmation of Guaranty of Non-Recourse Exceptions (the “First Non-Recourse Exceptions Guaranty Amendment”), of even date herewith; (vii) to modify, amend and reaffirm the Original Environmental Indemnity, pursuant to that certain First Amendment to and Reaffirmation of Environmental

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Compliance and Indemnity Agreement (the “First Environmental Indemnity Amendment”), of even date herewith; (viii) to modify the Original UCC-1 Financing Statements pursuant to UCC-3 Financing Statements and to file a new UCC-1 Financing Statement with the Secretary of the State of Delaware (collectively, the “Financing Statement Amendments”) of even date herewith.  This Amendment, the First Loan Agreement Amendment, the First Mortgage Amendment, the First Note Amendment, the First Collateral Assignment of Contracts, Licenses and Permits Amendment, the First Non-Recourse Exceptions Guaranty Amendment, the First Environmental Indemnity Amendment, the Financing Statement Amendments, together with all other documents and instruments being executed concurrently herewith, are referred to herein collectively as the “Amendment Documents.”

D.                                    The Original Assignment of Leases, as modified and amended by this Amendment, is hereinafter referred to as the “Assignment of Leases.”  All capitalized words and phrases used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.                                       Section 2.A of the Assignment of Leases is hereby deleted in its entirety and replaced with the following:

“A.                             The payment of the principal sum, interests, charges and indebtedness evidenced by the Note, including any extensions, renewals, replacement or replacements, modifications and amendments thereof, in the original amount of up to Thirty-Two Million, Two Hundred Fifty Three Thousand, Two Hundred Ten Dollars and 47/100 ($32,253,210.47) given by Borrower to the order of Lender;”

2.                                       All references in the Assignment of Leases to the Note shall be deemed to refer to the Original Note, as amended by the First Note Amendment; all references in the Assignment of Leases to the Security Deed shall be deemed to refer to the Original Mortgage, as amended by the First Mortgage Amendment; all references in the Assignment of Leases to the Loan Agreement shall be deemed to refer to the Original Loan Agreement, as amended by the First Loan Agreement Amendment; and all references in the Assignment of Leases to the Loan Documents shall be deemed to refer to the Existing Loan Documents, as modified, amended and supplemented by the Amendment Documents.

3.                                       All of the warranties, representations and covenants of the Borrower contained in the Original Assignment of Leases are hereby remade, reaffirmed and ratified as of the date hereof.

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4.                                       Except as expressly set forth herein, the Original Assignment of Leases and all of the terms, conditions and provisions thereof, shall remain unaltered and unmodified and in full force and effect.

IN WITNESS WHEREOF, each of the Lender and the Borrower have caused this Amendment to be executed as an instrument under seal, as of the date set forth above, by the duly authorized representatives thereof.

BORROWER:

830 WINTER STREET LLC,
a Delaware limited liability company

By:	Praecis Pharmaceuticals Incorporated, a Delaware corporation, its sole member

By:	/s/ Kevin F. McLaughlin	(seal)
Name:
Title:	Exec. V.P. and C.F.O.
Hereunto duly authorized

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LENDER:

ANGLO IRISH BANK CORPORATION PLC

By:	/s/ Paul Doyle		(seal)
	Name:	Paul Doyle
	Title:	Vice President
Hereunto duly authorized

By:	/s/ Owen O’Neill		(seal)
	Name:	Owen O’Neill
	Title:	President
Hereunto duly authorized

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STATE OF MASSACHUSETTS	)
) SS.
COUNTY OF MIDDLESEX	)

June 24, 2004

Then personally appeared before me the above-named Kevin F. McLaughlin, the EVP and CFO of Praecis Pharmaceuticals Incorporated, the sole member of 830 Winter Street LLC (the Borrower described above), on its behalf, and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of the such corporation in its capacity as such sole member.

/s/ Lena M. Bergfors
[AFFIX NOTARIAL SEAL]
Notary Public
My Commission expires: 3/31/06

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COMMONWEALTH OF MASSACHUSETTS	)
) SS.
COUNTY OF SUFFOLK	)

June 28, 2004

Then personally appeared the above named Paul Doyle, the Vice President of Anglo Irish Bank Corporation PLC, who swore to me that he executed the same in his capacity as Vice President of Anglo Irish Bank Corporation PLC, as the free act and deed of Anglo Irish Bank Corporation PLC on its behalf, before me,

/s/ [illegible signature]
[AFFIX NOTARIAL SEAL]
Notary Public
My Commission expires: 10/25/07

COMMONWEALTH OF MASSACHUSETTS	)
) SS.
COUNTY OF SUFFOLK	)

June 28, 2004

Then personally appeared the above named Owen O’Neill, the President of Anglo Irish Bank Corporation PLC, who swore to me that he executed the same in his capacity as President of Anglo Irish Bank Corporation PLC, as the free act and deed of Anglo Irish Bank Corporation PLC on its behalf, before me,

/s/ [illegible signature]
[AFFIX NOTARIAL SEAL]
Notary Public
My Commission expires: 10/25/07

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